                                                                    EXHIBIT 21.1

                        FIRSTCITY FINANCIAL CORPORATION

(21)     SUBSIDIARIES OF THE REGISTRANT


1. FIRSTCITY FINANCIAL CORPORATION. THE FOLLOWING CORPORATIONS, LIMITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND OTHER ENTITIES ARE SUBSIDIARIES OF FIRSTCITY FINANCIAL CORPORATION.

A.       CORPORATIONS:

         Name:                      Bosque Asset Corp.
         Jurisdiction:              Texas, incorporated on March 27, 1997
         Shareholders:              FirstCity Financial Corporation    10,000 Shares                     (100%)

         Name:                      FirstCity Commercial Corporation (formerly J-Hawk Corporation)
         Jurisdiction:              Texas, incorporated on July 21, 1995
         Shareholders:              FirstCity Financial Corporation    1, 000 Shares                     (100%)

         Name:                      FC Capital Corp. (d/b/a FirstCity Capital Corporation)
         Jurisdiction:              New York, incorporated on August 4, 1997
         Shareholders:              FirstCity Financial Corporation    1,000,000 Shares                  (100%)
         *DISCONTINUED OPERATION

         Name:                      Harbor Financial Group, Inc.
         Jurisdiction:              Delaware, incorporated on December 3, 1987
         Shareholders:              FirstCity Financial Corporation    171,694 Shares                    (100%)
         *DISCONTINUED OPERATION


         Name:                      FirstCity Consumer Lending Corporation
         Jurisdiction:              Texas, incorporated on September 5, 1997
         Shareholders:              FirstCity Financial Corporation    1,000 Shares                      (100%)

B.       CORPORATE GENERAL PARTNERS OF LIMITED PARTNERSHIPS:

         Name:                      WAMCO III of Texas, Inc.
         Jurisdiction:              Texas
         Shareholder:               FirstCity Financial Corporation
                                    948 Shares (50%)

         Name:                      WAMCO IX of Texas, Inc.
         Jurisdiction:              Texas
         Shareholder:               FirstCity Financial Corporation
                                    200 Shares (50%)

C.       LIMITED PARTNERSHIPS:

         Name:             WAMCO III, Ltd.
         Jurisdiction:     Texas
         Partners:         WAMCO III of Texas, Inc.              General                                    2%
                           FirstCity Financial Corporation       Class A Limited                           49%

         Name:             WAMCO IX, Ltd.
         Jurisdiction:     Texas
         Partners:         WAMCO IX of Texas, Inc.               General                                    2%
                           FirstCity Financial Corporation       Class A Limited                           49%

2. FIRSTCITY COMMERCIAL CORPORATION. THE FOLLOWING CORPORATIONS, LIMITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND OTHER SUBSIDIARIES OF FIRSTCITY COMMERCIAL CORPORATION OR ITS SUBSIDIARIES.


A.       CORPORATIONS:

         Name:                      Calibat Fund Limited Liability Company
         Jurisdiction:              Minnesota
         Members:                   FirstCity Commercial Corporation                               50%


         Name:                      FirstCity Holdings Corporation
         Jurisdiction:              Texas, incorporated on October 16, 1998
         Shareholder:               FirstCity Commercial Corporation            800 Shares        (80%)


         Name:                      FirstCity Servicing Corporation (formerly J-Hawk Servicing Corporation)
         Jurisdiction:              Texas, incorporated on July 25, 1995
         Shareholder:               FirstCity Holdings Corporation              1,000 Shares     (100%)


         Name:                      FirstCity International Corporation (formerly J-Hawk International Corp.)
         Jurisdiction:              Texas; incorporated on December 19, 1996
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (100%)

         Name:                      FirstCity Mexico, Inc.
         Jurisdiction:              Texas, incorporated on December 9, 1998
         Shareholders:              FirstCity Holdings Corporation              1,000 Shares     (100%)


         Name:                      Resmex, LLC
         Jurisdiction:              Delaware, incorporated December 11, 1998
         Manager & Member:          FirstCity Mexico, Inc.                                      11.12%


         Name:                      Residencial Oeste, S.A. de C.V.
         Jurisdiction:              Mexico, incorporated December 16, 1998
         Shareholders:              Resmex, LLC                                 112,365 Shares   (100%)


         Name:                      Namex, LLC
         Jurisdiction:              Delaware, formed December 10, 1999
         Manager & Member:          FirstCity Mexico, Inc.                                      22.22%


         Name:                      Cartera en Administracion y Cobranza, S.A. de C.V.
         Jurisdiction:              Mexico, incorporated December 13, 1999
         Manager & Member:          Namex, LLC                                  10.997 shares     (90%)


         Name:                      BIDMEX, LLC
         Jurisdiction:              Delaware, formed January 28, 2000
         Manager & Member:          FirstCity Mexico, Inc.                                       3.21%


         Name:                      Administracion de Carteras Nacionales, S.A. de C.V.
         Jurisdiction:              Mexico, incorporated January 2000
         Shareholders:              BIDMEX, LLC                                                 99.68%


         Name:                      BIDMEX II, LLC
         Jurisdiction:              Delaware, formed on May 9, 2000
         Manager & Member:          FirstCity Mexico, Inc.                                       4.12%

         Name:                      Administration de Carteras Nacionales II, S. de R.L. de C.V.
                                    (formerly Ome Calpulli, Resolucion de Cartera, S. de R.L. de C.V.)
         Jurisdiction:              Mexico, incorporated on November 17, 1999
         Shareholders:              BIDMEX II, LLC                                                 99.6%


         Name:                      BIDMEX 3, LLC
         Jurisdiction:              Delaware, formed on October 20, 2000
         Manager & Member:          FirstCity Mexico, Inc.                                   10.0215054%


         Name:                      Administration de Carteras Empresariales, S. de R.L. de C.V.
         Jurisdiction:              Mexico, formed on November 13, 2000
         Shareholder:               BIDMEX 3, LLC                                                  99.8%


         Name:                      BIDMEX 4, LLC
         Jurisdiction:              Delaware, formed on March 12, 2001
         Manager & Member:          FirstCity Mexico, Inc.                                         20.0%


         Name:                      Cobranza Nacional de Carteras, S. de R.L. de C.V.
         Jurisdiction:              Mexico
         Shareholder:               BIDMEX 4, LLC                                                 100.0%
                                    "Nominee" - 1 Share - Asset Servicing de Mexico, S.A. de C.V.


         Name:                      Community Development Investments, LLC
         Jurisdiction:              Delaware, incorporated June 18, 1999
         Manager:                   WAMCO XXIV, Ltd.
         Member:                    WAMCO XXIV, Ltd.                   100% of Common Membership Interests


         Name:                      Pramco, LLC
         Jurisdiction:              Delaware, incorporated on September 22, 1999
         Members:                   FirstCity Holdings Corporation                                 15.5%


         Name:                      CFSC Consortium, LLC
         Jurisdiction:              Delaware, incorporated on August 12, 1999
         Members:                   WAMCO XXVII, Ltd.                                             51.16%
                                    Pramco, LLC                                                    9.46%


         Name:                      Miromesnil Limited
         Jurisdiction:              England and Wales; organized January 11, 1999
         Shareholder:               FirstCity International Corporation333 B Shares                 (33%)


         Name:                      UHR Limited
         Jurisdiction:              England and Wales; organized March 15, 1999
                                    (name change from CHRB Limited to UHR Limited 05-06-99)
         Shareholder:               FirstCity International Corporation200 B Shares                 (20%)


         Name:                      Credit Finance Corporation Limited
         Jurisdiction:              England and Wales; organized October 9, 1996
                                    (name change from Ferrisbridge Limited on December 20, 1996)
         Shareholder:               FirstCity International Corporation           20 C Shares       (20%)


         Name:                      Finin Limited
         Jurisdiction:              England and Wales; incorporated December 24, 1997
         Shareholder:               FirstCity International Corporation333 B Shares                 (33%)

         Name:                      Societe Immobilere Lincoln S.A.
         Jurisdiction:              France
         Shareholder:               FirstCity International Corporation    1,499 Shares                (10%)


         Name:                      Mirom Limited
         Jurisdiction:              England and Wales;
         Shareholders:              FirstCity International Corporation      100 B Shares              (10%)


         Name:                      CATX Limited
         Jurisdiction:              England and Wales; October 6, 2000
         Shareholder:               FirstCity International Corporation      250 B Shares              (25%)


         Name:                      NEVVS Limited
         Jurisdiction:              England and Wales; November 27, 2000
         Shareholder:               FirstCity International Corporation      250 B Shares              (25%)


         Name:                      Transalp Limited
         Jurisdiction:              England and Wales; January 15, 2001
         Shareholder:               FirstCity International Corporation      250 B Shares              (25%)


         Name:                      FirstStreet Investment Corporation
         Jurisdiction:              Delaware, incorporated on August 9, 1996
         Shareholders:              FirstCity Commercial Corporation         500 Shares                (50%)


         Name:                      FirstStreet Investment L.L.C.
         Jurisdiction:              Delaware, certificate filed on August 9, 1996
         Members:                   FirstStreet Investment Corporation, WAMCO III, Ltd. and
                                    WAMCO IX, Ltd.

B.       CORPORATE GENERAL PARTNERS OF LIMITED PARTNERSHIPS:

         Name:                      WAMCO XXII of Texas, Inc.
         Jurisdiction:              Texas, incorporated on May 26, 1995
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (50%)


         Name:                      WAMCO XXIV of Texas, Inc.
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (50%)


         Name:                      WAMCO XXV of Texas, Inc.
         Jurisdiction:              Texas, incorporated on August 8, 1997
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (50%)


         Name:                      WAMCO XXVI of Texas, Inc.
         Jurisdiction:              Texas, incorporated on September 22, 1998
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (50%)


         Name:                      WAMCO XXVII of Texas, Inc.
         Jurisdiction:              Texas, incorporated on September 20, 1999
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (50%)


         Name:                      WAMCO XXVIII of Texas, Inc.
         Jurisdiction:              Texas, incorporated on March 14, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (50%)

         Name:                      WAMCO XXIX of Texas, Inc.
         Jurisdiction:              Texas, incorporated on October 4, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (50%)


         Name:                      WAMCO XXX of Texas, Inc.
         Jurisdiction:              Texas, incorporated on January 5, 2001
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (50%)


         Name:                      FH Asset Corp.
         Jurisdiction:              Texas, incorporated on December 17, 1996
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      FC Assets Corp.
         Jurisdiction:              Texas, incorporated on February 27, 1998
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      DFC Asset Corp.
         Jurisdiction:              Texas, incorporated on July 26, 1995
         Shareholder:               FirstCity Commercial Corporation            1,000 Shares     (100%)


         Name:                      First C Corp.
         Jurisdiction:              Texas, incorporated on March 6, 1998
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)

         Name:                      First X Corp.
         Jurisdiction:              Texas, incorporated on October 3, 1996
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      First B Corp.
         Jurisdiction:              Texas, incorporated on October 10, 1997
         Shareholder:               FirstCity Commercial Corporation            400 Shares       (100%)


         Name:                      First Paradee Asset Corp.
         Jurisdiction:              Texas, incorporated on November 19, 1996
         Shareholder:               FirstCity Commercial Corporation            200 Shares        (50%)


         Name:                      FC Assets One Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)


         Name:                      FC Assets Three Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares      (100%)


         Name:                      FC Assets Four Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)


         Name:                      FC Assets Five Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares      (100%)


         Name:                      FC Assets Six Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares      (100%)

         Name:                      FCS Wood GP, Corp.
         Jurisdiction:              Texas, incorporated on September 15, 1998
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FCS Creamer GP, Corp.
         Jurisdiction:              Texas, incorporated on April 28, 1999
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FCS Wildhorse GP, Corp.
         Jurisdiction:              Texas, incorporated on June 14, 1999
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FCS Fischer GP, Corp.
         Jurisdiction:              Texas, incorporated on March 13, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (33%)


         Name:                      MCSFC GP Corp.
         Jurisdiction:              Texas, incorporated on September 11, 2000
         Shareholders:              FirstCity Holdings Corporation              500 Shares        (50%)
                                    MCS et Associes, S.A.                       500 Shares        (50%)

         Name:                      Imperial Partners GP Corp.
         Jurisdiction:              Texas, incorporated on October 4, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (100%)

C.       LIMITED PARTNERSHIPS:


         Name:             WAMCO XXII, Ltd.
         Jurisdiction:     Texas, certificate filed on May 26, 1995
         Partners:         WAMCO XXII of Texas, Inc.                            General      2%
                           FirstCity Commercial Corporation                     Limited     49%


         Name:             WAMCO XXIV, Ltd.
         Jurisdiction:     Texas, certificate filed on March 6, 1996
         Partners:         WAMCO XXIV of Texas, Inc.                            General      2%
                           FirstCity Commercial Corporation                     Limited     49%


         Name:             WAMCO XXV, Ltd.
         Jurisdiction:     Texas, certificate filed on August 8, 1997
         Partners:         WAMCO XXV of Texas, Inc.                             General      2%
                           FirstCity Commercial Corporation                     Limited     49%


         Name:             WAMCO XXVI, Ltd.
         Jurisdiction:     Texas, certificate filed on September 22, 1998
         Partners:         WAMCO XXVI of Texas, Inc.                            General   0.50%
                           FirstCity Commercial Corporation                     Limited  49.75%

         Name:             WAMCO XXVII, Ltd.
         Jurisdiction:     Texas, certificate filed on September 20, 1999
         Partners:         WAMCO XXVII of Texas, Inc.                           General    2.0%
                           FirstCity Holdings Corporation                       Limited    4.0%


         Name:             WAMCO XXVIII, Ltd.
         Jurisdiction:     Texas, certificate filed on March 14, 2000
         Partners:         WAMCO XXVIII of Texas, Inc.                          General    1.0%
                           FirstCity Holdings Corporation                       Limited  49.50%


         Name:             WAMCO XXIX, Ltd.
         Jurisdiction:     Texas, certificate filed on October 4, 2000
         Partners:         WAMCO XXIX of Texas, Inc.                            General   1.00%
                           FirstCity Holdings Corporation                       Limited   4.50%


         Name:             WAMCO XXX, Ltd.
         Jurisdiction:     Texas, certificate filed on January 5, 2001
         Partners:         WAMCO XXX of Texas, Inc.                             General    1.0%
                           FirstCity Holdings Corporation                       Limited  49.50%


         Name:             FH Partners, L.P.
         Jurisdiction:     Texas, certificate filed on December 17, 1996
         Partners:         FH Asset Corp.                                       General      2%
                           FirstCity Commercial Corporation                     Limited     98%


         Name:             First C Partners, L.P.
         Jurisdiction:     Texas, certificate filed on March 6, 1998
         Partners:         First C Corp.                                        General      2%
                           FirstCity Commercial Corporation                     Limited     98%


         Name:             First X Realty, L.P.
         Jurisdiction:     Texas, certificate filed on October 3, 1996
         Partners:         First X Corp.                                        General      2%
                           FirstCity Commercial Corporation                     Limited     98%


         Name:             First B Realty, L.P.
         Jurisdiction:     Texas, certificate filed on October 10, 1997
         Partners:         First B Corp.                                        General      1%
                           FirstCity Commercial Corporation                     Limited     49%


         Name:             First Paradee, Ltd.
         Jurisdiction:     Texas, certificate filed on November 19, 1996
         Partners:         First Paradee Asset Corp.                            General      2%
                           FirstCity Commercial Corporation                     Limited     49%


         Name:             FC Properties, Ltd.
         Jurisdiction:     Texas, certificate filed on February 27, 1998
         Partners:         FC Assets Corp.                                      General   0.50%
                           FirstCity Commercial Corporation                     Limited  14.50%


         Name:             Diversified Financial Systems, L.P.
         Jurisdiction:     Texas, certificate filed on April 19, 1999
         Partners:         DFC Asset Corp.                                      General    1.0%
                           FirstCity Commercial Corporation                     Limited   99.0%

         Name:             FCS Wood, Ltd.
         Jurisdiction:     Texas, certificate filed on September 15, 1998
         Partners:         FCS Wood GP Corp.                                    General   0.50%
                           FirstCity Holdings Corporation                       Limited  49.75%


         Name:             FCS Creamer, Ltd.
         Jurisdiction:     Texas, certificate filed on April 28, 1999
         Partners:         FCS Creamer GP, Corp.                                General   0.50%
                           FirstCity Holdings Corporation                       Limited  49.75%


         Name:             FCS Wildhorse, Ltd.
         Jurisdiction:     Texas, certificate filed on June 14, 1999
         Partners:         FCS Wildhorse GP, Corp.                              General   0.50%
                           FirstCity Holdings Corporation                       Limited  49.75%


         Name:             FCS Fischer, Ltd.
         Jurisdiction:     Texas, certificate filed on March 13, 2000
         Partners:         FCS Fischer GP, Corp.                                General   0.90%
                           FirstCity Holdings Corporation                       Limited  24.70%


         Name:             MCSFC, Ltd.
         Jurisdiction:     Texas, certificate filed on September 11, 2000
         Partners:         MCSFC GP Corp.                                       General   0.50%
                           FirstCity Holdings Corporation                       Limited  49.75%
                           MCS et Associes, S.A.                                Limited  49.75%


         Name:             Imperial Partners, Ltd.
         Jurisdiction:     Texas, certificate filed on October 4, 2000
         Partners:         Imperial Partners GP Corp.                           General   0.50%
                           FirstCity Holdings Corporation                       Limited  99.50%


         Name:             FC Properties One, Ltd.
         Jurisdiction:     Texas, certificate filed on March 17, 1998
         Partners:         FC Assets One Corp.                                  General   0.50%
                           FC Properties, Ltd.                                  Limited  99.50%



         Name:             FC Properties Three, Ltd.
         Jurisdiction:     Texas, certificate filed on March 17, 1998
         Partners:         FC Assets Three Corp.                                General   0.50%
                           FC Properties, Ltd.                                  Limited  99.50%


         Name:             FC Properties Four, Ltd.
         Jurisdiction:     Texas, certificate filed on March 17, 1998
         Partners:         FC Assets Four Corp.                                 General   0.50%
                           FC Properties, Ltd.                                  Limited  99.50%


         Name:             FC Properties Five, Ltd.
         Jurisdiction:     Texas, certificate filed on March 17, 1998
         Partners:         FC Assets Five Corp.                                 General   0.50%
                           FC Properties, Ltd.                                  Limited  99.50%


         Name:             FC Properties Six, Ltd.
         Jurisdiction:     Texas, certificate filed on March 17, 1998
         Partners:         FC Assets Six Corp.                                  General   0.50%
                           FC Properties, Ltd.                                  Limited  99.50%

3. FIRSTCITY CONSUMER LENDING CORPORATION. THE FOLLOWING CORPORATIONS, LIMITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND OTHER ENTITIES ARE ENTITIES IN WHICH FIRSTCITY CONSUMER LENDING CORPORATION OR ITS SUBSIDIARIES OWN AN EQUITY INTEREST.


A.       CORPORATIONS:

         Name:                      FirstCity Servicing Corporation of California
                                    (formerly and d/b/a Milco Loan Servicing Corporation)
         Jurisdiction:              California, incorporated on January 3, 1991
         Shareholder:               FirstCity Funding, L.P.                               199 Shares      (100%)


         Name:                      SL Funding Corporation
         Jurisdiction:              Texas, incorporated on October 16, 1996
         Shareholder:               FirstCity Consumer Lending Corporation              1,000 Shares      (100%)


         Name:                      ETAFirst Funding Corporation
         Jurisdiction:              Texas, incorporated on July 17, 1996
         Shareholders:              SL Funding Corporation                              1,000 Shares      (100%)


B.       CORPORATE OR LIMITED LIABILITY COMPANY GENERAL PARTNERS OF LIMITED
         PARTNERSHIPS:


         Name:                      FirstCity Funding GP Corp.
         Jurisdiction:              Texas, incorporated April 21, 1999
         Shareholder:               FirstCity Consumer Lending Corporation              4,000 Shares       (80%)
                                    Drive Holdings, LP                                  1,000 Shares       (20%)


         Name:                      Drive GP LLC
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Member:                    FirstCity Consumer Lending Corporation              31%


C.       LIMITED PARTNERSHIPS:


         Name:                      FirstCity Funding, L.P.
         Jurisdiction:              Texas, certificate filed on April 21, 1999
         Partners:                  FirstCity Funding GP Corp.                               General 1.0%
                                    FirstCity Consumer Lending Corporation                   Limited 79.2%
                                    Drive Holdings LP                                        Limited 19.8%


         Name:                      Drive Financial Services LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive GP LLC                                             General 0.1%
                                    FirstCity Funding, LP                                    Limited 35.93%

D.       ENTITIES RELATED TO DRIVE FINANCIAL SERVICES LP:


         Name:                      N.A.F. Receivables Corp.
         Jurisdiction:              Delaware
         Shareholders:              Drive Financial Services LP                  1,000 Shares     (100%)


         Name:                      FCAR Receivables LLC
         Jurisdiction:              Texas, incorporated on March 30, 1999
         Member:                    Drive Financial Services LP


         Name:                      N.A.F. Auto Receivables Trust 1997-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1998-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        FirstCity Consumer Lending Corporation
                                    Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1998-2
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        FirstCity Consumer Lending Corporation
                                    Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1998-3
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1999-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1999-2
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 2000-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      Drive Auto Receivables Trust 2000-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive ABS LP


         Name:                      FirstCity Receivables Corp. 2
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                    100 Shares     (100%)


         Name:                      FirstCity Receivables Corp. 3
         Jurisdiction:              Delaware, June 16, 1998
         Shareholder:               Drive Financial Services LP                    100 Shares     (100%)

         Name:                      FirstCity Receivables Corp. 4
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                           100 Shares     (100%)


         Name:                      FirstCity Receivables Corp. 5
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                           100 Shares     (100%)


         Name:                      FirstCity Receivables Corp. 7
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                         1,000 Shares     (100%)


         Name:                      Drive Receivables Corp. 1
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                         1,000 Shares     (100%)


         Name:                      Drive Holdings LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive Holdings GP LLC                               General  1%
                                    Drive Financial Services LP                         Limited 99%


         Name:                      Drive Holdings GP LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                         100%


         Name:                      Drive BOS LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive BOS GP LLC                                    General  1%
                                    Drive Financial Services LP                         Limited 99%


         Name:                      Drive BOS GP LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                         100%


         Name:                      Drive ABS LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive ABS GP LLC                                    General  1%
                                    Drive Financial Services LP                         Limited 99%


         Name:                      Drive ABS LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                         100%


         Name:                      Drive Servicing LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                         100%


E.       MISCELLANEOUS.


         Name:                      FirstCity Auto Receivables, L.L.C.
         Jurisdiction:              Texas, incorporated on April 30, 1998
         Members:                   FirstCity Funding L.P.                      Floating Variable
                                    FirstCity Consumer Finance Corporation


         Name:                      FirstCity ABS Corp.
         Jurisdiction:              Delaware
         Shareholder:               FirstCity Funding L.P.                      100 Shares 100%

4. FIRSTCITY SERVICING CORPORATION. THE FOLLOWING CORPORATIONS, LIMITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND OTHER ENTITIES ARE ENTITIES IN WHICH FIRSTCITY SERVICING CORPORATION OWNS AN EQUITY INTEREST.

A.       CORPORATIONS:


         Name:                      Asset Servicing de Mexico S.A. de C.V.
         Jurisdiction:              Mexico, incorporated December 2, 1998
         Shareholders:              FirstCity Servicing Corporation                    99 Shares        (99%)
                                    FirstCity Financial Corporation                    1 Share          (1%)


         Name:                      Compagnie Transatlantique de Portefeuilles
         Jurisdiction:              France, Societe Par Actions Simplifiee, July       22, 1997
                                    FirstCity Servicing Corporation                  5,000 Shares       (33%)



         Name:                      MCS et Associes, S.A.
         Jurisdiction:              France, Societe Anonyme
         Shareholder:               FirstCity Servicing Corporation                    1,019 Shares     (10%)

5. HARBOR FINANCIAL GROUP, INC. THE FOLLOWING CORPORATIONS, LIMITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND OTHER ENTITIES ARE ENTITIES IN WHICH HARBOR FINANCIAL GROUP, INC. OR ITS SUBSIDIARIES OWN AN EQUITY INTEREST.

A.       CORPORATIONS:



         Name:                      Harbor Financial Mortgage Corporation
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Group, Inc.                171,694 Shares       (100%)
         *DISCONTINUED OPERATION


         Name:                      FirstCity Commercial Mortgage Corporation
         Jurisdiction:              Texas, incorporated on February 5, 1999
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares       (100%)
         *DISCONTINUED OPERATION

         Name:                      Harbor Financial Property Management, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares       (100%)
         *DISCONTINUED OPERATION


         Name:                      Dungey and Associates, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares       (100%)
         *DISCONTINUED OPERATION


         Name:                      NAF, Inc. [formerly New America Financial, Inc.]
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation         1,480 Shares      (100%)
         *DISCONTINUED OPERATION

         Name:                      Community National Mortgage Corporation
         Jurisdiction:              Delaware, incorporated on June 26, 1996
         Shareholder:               Harbor Financial Mortgage Corporation                          (99.99%)
         *DISCONTINUED OPERATION


         Name:                      Harbor Financial, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares     (100%)
         *DISCONTINUED OPERATION


         Name:                      Harbor Financial Management, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares     (100%)
         *DISCONTINUED OPERATION


         Name:                      Tower Financial Services, L.L.C.
         Jurisdiction:              Delaware
         Partners:                  Harbor Financial Management, Inc.               70%
         *DISCONTINUED OPERATION


         Name:                      Hamilton Financial Services Corporation
         Jurisdiction:              Delaware
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares     (100%)
         *DISCONTINUED OPERATION


         Name:                      Hamilton Financial Corporation
         Jurisdiction:              California
         Shareholder:               Harbor Financial Mortgage Corporation         1,000 Shares     (100%)
         *DISCONTINUED OPERATION


         Name:                      Hamilton, Carter, Smith, Inc.
         Jurisdiction:              California
         Shareholder:               Hamilton Financial Corporation               10,000 Shares     (100%)
         *DISCONTINUED OPERATION


         Name:                      MML - Financial Group, LLC
         Jurisdiction:              Texas, formed April 23, 1998
         *DISCONTINUED OPERATION


         Name:                      Ameri Docs, Inc.
         Jurisdiction:              Texas, incorporated on March 27, 1997
         Shareholders:              Harbor Financial Group, Inc.                    100%
         *DISCONTINUED OPERATION


B.       CORPORATE GENERAL PARTNERS OF LIMITED PARTNERSHIPS:



         Name:                      Harbor Financial Assets Corp.
         Jurisdiction:              Texas, incorporated on February 26, 1998
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *DISCONTINUED OPERATION

C.       LIMITED PARTNERSHIPS:


         Name:                      Harbor Financial Partners, L.P.
         Jurisdiction:              Texas, certificate filed February 26, 1998
         Partners:                  Harbor Financial Assets Corp.                       General   1%
                                    Harbor Financial Mortgage Corporation               Limited  99%
         *DISCONTINUED OPERATION


6. FC CAPITAL CORP. (DBA FIRSTCITY CAPITAL CORPORATION). THE FOLLOWING CORPORATIONS, LIMITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND OTHER ENTITIES ARE ENTITIES IN WHICH FC CAPITAL CORP. AND ITS AFFILIATES OWN AN EQUITY INTEREST.


         Name:                      FirstCity Capital Home Equity Funding Corp.
         Jurisdiction:              Delaware, incorporated on June 25, 1998
         Shareholder:               FC Capital Corp.                   1,000 Shares              (100%)
         *DISCONTINUED OPERATION


         Name:                      Valhalla Holdings Corp.
         Jurisdiction:              Delaware, incorporated on June 25, 1998
         Shareholder:               FC Capital Corp.                   1,000 Shares              (100%)
         *DISCONTINUED OPERATION